UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): December 15, 2011

SUNWAY GLOBAL INC.

(Exact name of registrant as specified in charter)

Nevada (State or Other Jurisdiction of Incorporation or Organization)	000-27159 (Commission File Number)	26-1650042 (IRS Employer Identification No.)

Daqing Hi-Tech Industry Development Zone

Daqing, Heilongjiang, Post Code 163316

People’s Republic of China

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 86-10-51905986

Not Applicable.

(Former name or former address, if changed since last report.)

Copies to:

Marc J. Ross, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor,

New York, NY 10006

Tel: (212) 930 9700

Fax: (212) 930 9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01      Changes in Registrant’s Certifying Accountant

On December 15, 2011, the Board of Directors of Sunway Global Inc. (“the Company”) approved the engagement of Albert Wong & Co. LLP (“New Auditor”), an independent U.S. CPA firm which was associated with the Company's existing independent accountants, Albert Wong & Co. (“Previous Auditor”), as its new independent accountants for the Company’s fiscal year ended December 31, 2011. The Previous Auditor refused to stand for re-election.

The report of the Previous Auditor on the Company's consolidated financial statements for the fiscal years ended December 31, 2009 and 2010 and the subsequent interim period through December 15, 2011 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. For the years ended December 31, 2009 and 2010 and the subsequent interim period through December 15, 2011, there have been no disagreements between the Company and the Previous Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the Previous Auditor’s satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports. For the years ended December 31, 2009 and 2010 and the subsequent interim period through December 15, 2011, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided the Previous Auditor with a copy of this Report and the Company has requested that the Previous Auditor furnish a letter addressed to the Commission stating whether it agrees with the statements above. A copy of this letter is filed as an exhibit to this Report.

For the years ended December 31, 2011 and 2010 and through December 15, 2011, neither the Company nor anyone acting on the Company's behalf consulted the New Auditor with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter from Albert Wong & Co. LLP to the Securities and Exchange Commission, dated March 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2012	SUNWAY GLOBAL INC.

	By:	/s/ Liang Deli
Liang Deli
Chief Executive Officer